Management Presentation
March 8, 2007

Fourth Quarter & Full Year 2006 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- risks arising from identified significant deficiencies in internal control over financial reporting;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- foreign currency fluctuations; and
- risks arising from the Company's historical option grant practices.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

2006 Highlights

•Organic growth ↑ **17%** in quarter and ↑ **11%** in year

•MDC's EBITDA ↑ **57%** in quarter and ↑ **40%** in year

•Clean SOX opinion

MDC PARTNERS

2006 Actual Results vs. Prior Guidance

(US$ in millions, except per share amounts)

	Marketing Communications		Corporate Expenses		Consolidated	
	Actual	Guidance	Actual	Guidance	Actual	Guidance
Revenue	**$423.7**	$385 - $395	-	-	**$423.7**	$385 - $395
MDC's Share of EBITDA (1)	**$55.1**	52 - 54	**($19.1)**	($20.5 - $21.5)	**36.0**	30.5 - 33.5
Cash EPS (2)					**$1.16**	$1.20 - $1.25
Shares Outstanding - Diluted					**23.9**	24.0

(1) MDC's Share of EBITDA = Operating Income + Depreciation & Amortization + Stock-based Compensation - Minority Interest.

(2) Cash EPS = Income from Continuing Operations + Depreciation & Amortization + Stock-based Compensation.

MDC PARTNERS

Summary of Consolidated Results

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2006	2005	% Change	2006	2005	% Change
Revenue	$ 124.3	$ 102.3	*21.5 %*	$ 423.7	$ 363.4	*16.6 %*
Operating Expenses						
Cost of services sold	69.0	56.6	*21.9 %*	246.8	211.8	*16.5 %*
SG&A	34.9	30.2	*15.6 %*	132.5	108.0	*22.7 %*
D&A	6.2	6.5	*(4.7) %*	24.8	23.1	*7.0 %*
Impairment charges	6.3	0.5	*NM*	6.3	0.5	*NM*
Operating Income	8.0	8.6		13.3	20.0	
Loss from Contining Operations	(6.5)	(3.3)		(14.8)	(8.1)	
Income (loss) from discontinued operations	1.5	1.7		(18.7)	0.1	
Net Loss	$ (5.0)	$ (1.5)		$ (33.5)	$ (7.9)	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – Revenue

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2006	2005	% Change	2006	2005	% Change
Revenue						
Strategic Marketing Services	$ 70.1	$ 58.9	*18.9 %*	$ 241.5	$ 203.9	*18.4 %*
Customer Relationship Management	24.2	18.1	*33.6 %*	84.9	67.2	*26.3 %*
Specialized Communication Services	30.1	25.3	*18.9 %*	97.3	92.2	*5.5 %*
Total Revenue	$ 124.3	$ 102.3	*21.5 %*	$ 423.7	$ 363.4	*16.6 %*

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Fourth Quarter 2006 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	2.8%	-	9.2%	3.9%
Foreign Exchange Growth	0.3%	-	1.8%	0.6%
Organic Growth	15.8%	33.6%	8.0%	17.0%

MDC PARTNERS

Full Year 2006 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition & Other Growth	6.8%	-	3.6%	4.7%
Foreign Exchange Growth	0.7%	-	2.5%	1.0%
Organic Growth	10.9%	26.3%	-0.6%	10.9%

MDC PARTNERS

Summary of Segment Results – EBITDA

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2006	2005	*% Change*	2006	2005	*% Change*
EBITDA						
Strategic Marketing Services	$ 20.4	$ 17.3	*17.4 %*	$ 52.9	$ 52.3	*1.0 %*
Customer Relationship Management	2.7	1.6	*61.8 %*	7.0	5.0	*40.4 %*
Specialized Communication Services	4.6	3.7	*23.2 %*	11.9	12.0	*(0.7) %*
Marketing Communications	27.6	22.7	*21.6 %*	71.8	69.3	*3.6 %*
margin	*22.2%*	*22.2%*		*16.9%*	*19.1%*	
Corporate Expenses	(5.7)	(6.2)	*(8.3) %*	(19.1)	(22.5)	*(15.1) %*
Total EBITDA	$ 21.9	$ 16.4	*32.9 %*	$ 52.7	$ 46.8	*12.5 %*
margin	*17.6%*	*16.1%*		*12.4%*	*12.9%*	

	Three Months 2006	Three Months 2005	Twelve Months 2006	Twelve Months 2005
EBITDA Margins by Segment				
Strategic Marketing Services	29.1%	29.4%	21.9%	25.7%
Customer Relationship Management	11.0%	9.1%	8.2%	7.4%
Specialized Communication Services	15.1%	14.6%	12.2%	13.0%

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2006	2005	*% Change*	2006	2005	*% Change*
MDC EBITDA						
Strategic Marketing Services	$ 15.3	$ 11.1	*38.1 %*	$ 39.8	$ 34.1	*16.6 %*
Customer Relationship Management	2.6	1.6	*61.2 %*	6.9	4.9	*41.3 %*
Specialized Communication Services	2.9	3.1	*(8.1) %*	8.4	9.1	*(8.2) %*
Marketing Communications	20.8	15.9	*31.3 %*	55.1	48.1	*14.5 %*
margin	*16.8%*	*15.5%*		*13.0%*	*13.2%*	
Corporate	(5.7)	(6.2)	*(8.3) %*	(19.1)	(22.5)	*(15.1) %*
Total MDC EBITDA	$ 15.1	$ 9.6	*56.9 %*	$ 36.0	$ 25.7	*40.3 %*
margin	*12.2%*	*9.4%*		*8.5%*	*7.1%*	

MDC EBITDA Margins by Segment				
Strategic Marketing Services	21.9%	18.8%	16.5%	16.7%
Customer Relationship Management	10.8%	9.0%	8.1%	7.3%
Specialized Communication Services	9.6%	12.4%	8.6%	9.9%

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Cash EPS Reconciliation

(US$ in millions)

	Three Months Ended 12/31/2006	Twelve Months Ended 12/31/2006
Loss from Continuing Operations	($6.5)	($14.8)
Depreciation, Amortization & Other	6.8	27.0
Stock Based Compensation	1.4	8.4
Impairment charges & Other	7.7	7.3
Cash Earnings	9.4	27.8
Diluted Shares	23.9	23.9
Cash EPS	$0.39	$1.16

MDC PARTNERS

Free Cash Flow

(US$ in millions)	Twelve Months Ended December 31, 2006
MDC EBITDA	$36.0
Cash Distributions to MDC from	
Unconsolidated Affliates	0.9
Capital Expenditures - Maintenance	(9.5)
Cash Taxes	(1.3)
Cash Interest	(8.2)
FCF	18.0
Capital Expenditures - Investment	(13.2)
FCF, net of investment spending	**$4.8**

Debt reduction in 2006 of $28.5 million.

MDC PARTNERS

Liquidity Profile

Available Liquidity at December 31, 2006

(US$ in millions)

Commitment Under Credit Facility	$	96.5
Bank Debt		4.9
Borrowings Under Credit Facility		45.0
Letters of Credit		3.9
Funds Available Under Credit Facility	$	42.7
Available Cash		6.6
Liquidity	$	49.3

MDC PARTNERS

Potential Contractual Put Obligations and Impact on EBITDA

(US$ in millions)	Estimated Put Impact at December 31, 2006		
	Cash	Stock	EBITDA
2007	$7.7	$1.0	$1.8
2008	28.8	7.7	9.7
2009	13.0	3.8	1.5
2010	30.7	8.4	3.2
2011	1.6	1.0	1.4
Thereafter	10.0	2.9	2.0
Total	$91.8	$24.9	$19.7

Effective Multiple	*5.9*

MDC PARTNERS

Priorities for 2007

- Organic growth
- Improve efficiency & effectiveness of Corporate
- Refinance credit facility; execute a capital plan to support strategy for growth
- Enhance capabilities via strategic acquisitions, tuck-unders, lift outs and step-ups

MDC PARTNERS

2007 Financial Outlook

(US$ in millions, except per share amounts)

	Marketing Communications	Corporate Expenses	Consolidated
Revenue	$490 - $500	-	$490 - $500
MDC's Share of EBITDA [1]	$59.5 - $60.5	$19.5 - $20.5	$39.0 - $41.0
Cash EPS [2]			$1.28 - $1.32
Free Cash Flow [3]			$15.0 - $17.0
Shares Outstanding - Diluted			24.8

(1) MDC's Share of EBITDA = Operating Income + Depreciation & Amortization + Stock-based Compensation - Minority Interest.

(2) Cash EPS = Income from Continuing Operations + Depreciation & Amortization + Stock-based Compensation.

(3) Free Cash Flow = MDC EBITDA + Cash Distributions from Unconsolidated Affiliates - Capital Expenditures - Cash Taxes - Cash Interest.

Appendix

MDC PARTNERS

MDC PARTNERS

Definition of Non-GAAP Measures

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization, stock-based compensation and impairment charges. A reconciliation of "EBITDA" to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on March 8, 2007.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Cash Earnings:** Cash earnings is a non-GAAP measure that represents loss from continuing operations plus depreciation and amortization, stock based compensation and other non-cash charges.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest plus cash distributions from unconsolidated affiliates less capital expenditures, less cash interest, less cash taxes.